Vanguard Tax-Managed Balanced Fund
Summary Prospectus
 April 29, 2025
Admiral™ Shares
Vanguard Tax-Managed Balanced Fund Admiral Shares (VTMFX)
 The Fund’s statutory Prospectus and Statement of Additional Information dated April 29, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide a tax-efficient return consisting of federally tax-exempt income, long-term capital appreciation, and a modest amount of taxable current income.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.09%
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund may be required to sell securities to comply with certain requirements under the tax laws. A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests approximately 50% to 55% of its assets in municipal securities and the balance in common stocks. The fixed income portion of the Fund is concentrated in high-quality municipal securities with a dollar-weighted average maturity expected to be between 6 and 12 years. At least 75% of the municipal bonds purchased by the Fund will be rated in one of the top three credit-rating categories as determined by an independent bond-rating agency (e.g., Aaa, Aa, and A by Moody’s Ratings or AAA, AA, and A by S&P Global Ratings) or, if unrated, determined to be of comparable quality by the advisor.
The Fund’s stock holdings are chosen from the stocks that are included in the Russell 1000 Index (the Index)—an index that is made up of stocks of large- and mid-capitalization U.S. companies. The Fund uses statistical methods to “sample” the Index, aiming to ensure capital gains and income tax efficiency while approximating other characteristics and the performance of the Index.
Principal Risks
The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money, and the level of risk may vary based on market conditions. However, because stock and bond prices can move in different directions or to different degrees, the Fund’s bond holdings may counteract some of the volatility experienced by the Fund’s stock holdings.
With 50% to 55% of its assets in municipal securities and 45% to 50% of its assets in stocks, the Fund is proportionately subject to:
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates, causing the Fund to lose any price appreciation above the bond’s call price and forcing it to reinvest the unanticipated proceeds at lower interest rates that may result in a decline in the Fund’s income.
• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates.
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The benchmark index for the stock portion of the Fund tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund’s benchmark index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
• Investment style risk, which is the chance that returns from large- and mid-capitalization stocks will trail returns from the overall stock market. Large- and mid-cap stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap stocks have been more volatile in price than large-cap stocks. The stock prices of mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
• Tax risk, which, in the case of the municipal securities held by the Fund, is the chance that all or a portion of the tax-exempt income from municipal bonds held by the Fund will be declared taxable, possibly with retroactive effect, because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state or local tax authorities, or noncompliant conduct of a bond issuer. For the stocks held by the Fund, this is the chance that the Fund may hold on to a security longer than expected to reduce turnover, which may cause the Fund to pay out distributions or may impact the Fund’s return.
• Tax-managed investing risk, which is the chance that market conditions or other circumstances may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses, which may impact returns. Although the Fund intends to track the performance of the Index with respect to the stocks included in the portfolio, the tracking may fluctuate periodically based on the sampling of the Index for tax efficiency.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite bond/stock index, which have investment characteristics similar to those of the Fund. Vanguard Tax-Managed Balanced Composite Index consists of two unmanaged benchmarks, weighted 50% in the Russell 1000 Index and 50% in the Bloomberg 1–15 Year Municipal Bond Index. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Tax-Managed Balanced Fund Admiral Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	11.64%	June 30, 2020
Lowest	-10.24%	March 31, 2020

Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Tax-Managed Balanced Fund Admiral Shares
Return Before Taxes	12.17%	7.72%	7.50%
Return After Taxes on Distributions	11.99	7.54	7.30
Return After Taxes on Distributions and Sale of Fund Shares	7.97	6.32	6.29
Tax-Managed Balanced Composite Index (reflects no deduction for fees, expenses, or taxes)	12.32%	8.08%	7.75%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05	0.99	2.25
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Grace Boraas, Portfolio Manager at Vanguard. She has co-managed the Fund since 2023.

James M. D’Arcy, CFA, Portfolio Manager at Vanguard. He has managed the bond portion of the Fund since 2023.

Aurélie Denis, CFA, Portfolio Manager at Vanguard. She has co-managed the stock portion of the Fund since 2023.

Walter Nejman, Portfolio Manager at Vanguard. He has co-managed the stock portion of the Fund since 2021.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has co-managed the stock portion of the Fund since 2023.

Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $10,000. The minimum investment amount required to add to an existing account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. Any market discount recognized by the Fund’s investments is taxable as ordinary income. The dividends that you receive from the Fund that are attributable to interest paid on the Fund’s investments in municipal securities are generally expected to be exempt from federal income taxes. The Fund’s other distributions are expected to be subject to federal, state, and/or local income taxes. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
The Product is not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the Russell 1000 Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 1000 Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 1000 Index is based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 1000 Index which is determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Product. Russell is not responsible for and has not reviewed the Product nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Product.
Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 1000 Index or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the product, or any other person or entity from the use of the Russell 1000 Index or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 1000 Index or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
“Bloomberg®” and the Bloomberg Municipal Bond Index (the “Index”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard Tax-Managed Balanced Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Index, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Vanguard Tax-Managed Balanced Fund Admiral Shares—Fund Number 103
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
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Vanguard Marketing Corporation, Distributor.
SP 103 042025